Exhibit 99.1

Unaudited Condensed Pro Forma Consolidated Financial Statements

Completion of Acquisition or Disposition of Assets

On June 25, 2014, Gran Tierra Energy Inc. (“Gran Tierra Energy”), through several of its indirect subsidiaries (the “Selling Subsidiaries”), sold to Madalena Energy Inc. ("Madalena") Gran Tierra Energy’s Argentina business unit for aggregate consideration of approximately $69 million, comprising $55 million in cash and $14 million in Madalena shares. The sale was made pursuant to agreements entered into by the Selling Subsidiaries, a description of which is set forth in the Current Report on Form 8-K filed by Gran Tierra Energy on June 4, 2014, and is incorporated by reference here.

Financial Statements and Exhibits

The following unaudited condensed pro forma consolidated financial information is presented to illustrate the effect of Gran Tierra Energy’s sale of its Argentina business unit on its historical financial position and operating results. The accompanying unaudited condensed pro forma consolidated balance sheet and unaudited condensed pro forma consolidated statements of operations have been prepared to assist in analysis of the financial effects of the divestiture. This information is based on the historical financial statements of Gran Tierra Energy and should be read in conjunction with the financial statements included in Gran Tierra Energy’s Annual Report on Form 10-K for the year ended December 31, 2013, filed on February 25, 2014, and Quarterly Report on Form 10-Q for the three months ended March 31, 2014, filed on May 6, 2014.

The accompanying unaudited condensed pro forma consolidated balance sheet as of March 31, 2014, has been prepared to give effect to the divestiture as if it had occurred on March 31, 2014. The unaudited condensed pro forma consolidated statements of operations for the three months ended March 31, 2014, and the years ended December 31, 2013, 2012 and 2011 have been prepared to give effect to the divestiture as if it had occurred on January 1, 2011.

The unaudited condensed pro forma consolidated balance sheet and statements of operations included herein are not necessarily indicative of the results that might have occurred had the divestiture taken place on the respective dates assumed. The operating results of the Argentina business unit are expected to meet the criteria for presentation as discontinued operations when reported in the next periodic financial report of Gran Tierra Energy on Form 10-Q.

Gran Tierra Energy Inc.

Condensed Pro Forma Consolidated Balance Sheet (Unaudited)

As at March 31, 2014

(Thousands of U.S. Dollars)

	As Reported	Pro Forma Adjustments (Note 2)		As Adjusted
ASSETS
Current Assets
Cash and cash equivalents	$390,953	$36,643	(a)(b)	$427,596
Restricted cash	394	—		394
Accounts receivable	106,517	(12,783	)(b)	93,734
Other financial instruments	2,409	—		2,409
Inventory	14,407	(2,102	)(b)	12,305
Taxes receivable	13,921	(2,428	)(b)	11,493
Prepaids	7,025	(1,572	)(b)	5,453
Deferred tax assets	770	—		770
Investment	—	14,000	(b)	14,000
Total Current Assets	536,396	31,758		568,154

Oil and Gas Properties (using the full cost method of accounting)
Proved	795,830	(73,215	)(b)	722,615
Unproved	489,817	(17,653	)(b)	472,164
Total Oil and Gas Properties	1,285,647	(90,868)		1,194,779
Other capital assets	10,059	(1,316	)(b)	8,743
Total Property, Plant and Equipment	1,295,706	(92,184)		1,203,522

Other Long-Term Assets
Restricted cash	2,876	—		2,876
Deferred tax assets	1,375	—		1,375
Taxes receivable	14,246	(1,819	)(b)	12,427
Other long-term assets	6,815	—		6,815
Goodwill	102,581	—		102,581
Total Other Long-Term Assets	127,893	(1,819)		126,074
Total Assets	$1,959,995	$(62,245)		$1,897,750

	As Reported	Pro Forma Adjustments (Note 2)		As Adjusted
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$51,734	$(3,276	)(b)	$48,458
Accrued liabilities	103,692	(12,596	)(b)	91,096
Taxes payable	121,877	(15,586	)(b)	106,291
Deferred tax liabilities	1,265	—		1,265
Asset retirement obligation	518	—		518
Total Current Liabilities	279,086	(31,458)		247,628

Long-Term Liabilities
Deferred tax liabilities	169,798	—		169,798
Asset retirement obligation	22,654	(10,176	)(b)	12,478
Other long-term liabilities	10,776	—		10,776
Total Long-Term Liabilities	203,228	(10,176)		193,052

Contingencies
Shareholders’ Equity
Common Stock (272,792,843 shares of Common Stock and 10,528,740 exchangeable shares, par value $0.001 per share, issued and outstanding as at March 31, 2014.)	10,187	—		10,187
Additional paid in capital	1,011,404	(354	)(c)	1,011,050
Retained earnings	456,090	(20,257	)(a)(c)	435,833
Total Shareholders’ Equity	1,477,681	(20,611)		1,457,070
Total Liabilities and Shareholders’ Equity	$1,959,995	$(62,245)		$1,897,750

 See accompanying notes to the unaudited condensed pro forma consolidated financial statements

Gran Tierra Energy Inc.

Condensed Pro Forma Consolidated Statement of Operations (Unaudited)

For the Three Months Ended March 31, 2014

(Thousands of U.S. Dollars, Except Share and Per Share Amounts)

	As Reported	Pro Forma Adjustments (Note 2)		As Adjusted
REVENUE AND OTHER INCOME
Oil and natural gas sales	$168,525	$(17,420	)(d)	$151,105
Interest income	1,154	(404	)(d)	750
	169,679	(17,824)		151,855
EXPENSES
Operating	28,293	(6,428	)(d)	21,865
Depletion, depreciation, accretion and impairment	53,157	(8,893	)(d)	44,264
General and administrative	15,204	(2,341	)(d)	12,863
Foreign exchange loss (gain)	126	(4,334	)(d)	(4,208)
Financial instruments gain	(2,409)	—		(2,409)
	94,371	(21,996)		72,375

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	75,308	4,172	(d)	79,480
Income tax expense	(30,179)	470	(d)	(29,709)
NET INCOME FROM CONTINUING OPERATIONS	$45,129	$4,642		$49,771

NET INCOME PER SHARE FROM CONTINUING OPERATIONS — BASIC	$0.16			$0.18
NET INCOME PER SHARE FROM CONTINUING OPERATIONS — DILUTED	$0.16			$0.17
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	283,235,202			283,235,202
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	288,636,904			288,636,904

See accompanying notes to the unaudited condensed pro forma consolidated financial statements

Gran Tierra Energy Inc.
Condensed Pro Forma Consolidated Statement of Operations (Unaudited)
For the Year Ended December 31, 2013
(Thousands of U.S. Dollars, Except Share and Per Share Amounts)

	As Reported	Pro Forma Adjustments (Note 2)		As Adjusted
REVENUE AND OTHER INCOME
Oil and natural gas sales	$720,450	$(73,495	)(d)	$646,955
Interest income	3,193	(1,019	)(d)	2,174
	723,643	(74,514)		649,129
EXPENSES
Operating	149,059	(38,886	)(d)	110,173
Depletion, depreciation, accretion and impairment	267,146	(64,295	)(d)(e)	202,851
General and administrative	53,400	(12,442	)(d)	40,958
Foreign exchange gain	(12,198)	(6,496	)(d)	(18,694)
Other loss	4,400	—		4,400
	461,807	(122,119)		339,688

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	261,836	47,605	(d)	309,441
Income tax expense	(135,548)	(7,287	)(d)	(128,261)
NET INCOME FROM CONTINUING OPERATIONS	$126,288	$54,892		$181,180

NET INCOME PER SHARE FROM CONTINUING OPERATIONS — BASIC	$0.45			$0.64
NET INCOME PER SHARE FROM CONTINUING OPERATIONS — DILUTED	$0.44			$0.63
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	282,808,497			282,808,497
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	286,127,897			286,127,897

See accompanying notes to the unaudited condensed pro forma consolidated financial statements

Gran Tierra Energy Inc.
Condensed Pro Forma Consolidated Statement of Operations (Unaudited)
For the Year Ended December 31, 2012
(Thousands of U.S. Dollars, Except Share and Per Share Amounts)

	As Reported	Pro Forma Adjustments (Note 2)		As Adjusted
REVENUE AND OTHER INCOME
Oil and natural gas sales	$583,109	$(79,642	)(d)	$503,467
Interest income	2,078	(369	)(d)	1,709
	585,187	(80,011)		505,176
EXPENSES
Operating	124,903	(32,696	)(d)	92,207
Depletion, depreciation, accretion and impairment	182,037	(31,466	)(d)	150,571
General and administrative	58,882	(12,335	)(d)	46,547
Other gain	(9,336)	—		(9,336)
Foreign exchange loss	31,338	(2,610	)(d)	28,728
	387,824	(79,107)		308,717

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	197,363	(904)		196,459
Income tax expense	(97,704)	(1,438	)(d)	(96,266)
NET INCOME FROM CONTINUING OPERATIONS	$99,659	$534		$100,193

NET INCOME PER SHARE FROM CONTINUING OPERATIONS — BASIC	$0.35			$0.36
NET INCOME PER SHARE FROM CONTINUING OPERATIONS — DILUTED	$0.35			$0.35
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	280,741,255			280,741,255
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	284,172,254			284,172,254

See accompanying notes to the unaudited condensed pro forma consolidated financial statements

Gran Tierra Energy Inc.
Condensed Pro Forma Consolidated Statement of Operations (Unaudited)
For the Year Ended December 31, 2011
(Thousands of U.S. Dollars, Except Share and Per Share Amounts)

	As Reported	Pro Forma Adjustments (Note 2)		As Adjusted
REVENUE AND OTHER INCOME
Oil and natural gas sales	$596,191	$(48,016	)(d)	$548,175
Interest income	1,216	(91	)(d)	1,125
	597,407	(48,107)		549,300
EXPENSES
Operating	86,497	(27,076	)(d)	59,421
Depletion, depreciation, accretion and impairment	231,235	(45,539	)(d)(f)	185,696
General and administrative	60,389	(8,044	)(d)	52,345
Equity tax	8,271	—		8,271
Financial instruments gain	(1,522)	168		(1,354)
Gain on acquisition	(21,699)	9,085	(d)	(12,614)
Foreign exchange gain	(11)	(243	)(d)	(254)
	363,160	(71,649)		291,511

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	234,247	23,542		257,789
Income tax expense	(107,330)	7,961	(d)	(115,291)
NET INCOME FROM CONTINUING OPERATIONS	$126,917	$15,581		$142,498

NET INCOME PER SHARE FROM CONTINUING OPERATIONS — BASIC	$0.46			$0.52
NET INCOME PER SHARE FROM CONTINUING OPERATIONS — DILUTED	$0.45			$0.51
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	273,491,564			273,491,564
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	281,287,002			281,287,002

See accompanying notes to the unaudited pro forma consolidated financial statements

Notes to the Unaudited Condensed Pro Forma Consolidated Financial Statements

1.       Overview

On June 25, 2014, Gran Tierra Energy through several of its indirect subsidiaries sold Gran Tierra Energy’s Argentina business unit to Madalena for aggregate consideration of approximately $69 million, comprising $55 million in cash and $14 million in Madalena shares.

2.       Pro Forma Adjustments

(a) To adjust for the net cash proceeds expected to be received from the sale of $53 million, the proceeds from the sale in the form of common shares of Madalena of $14 million and the estimated after tax loss on the sale of $18 million. The adjustment reflects the estimated after tax loss on the sale as if it had occurred on March 31, 2014. The actual loss to be recognized will be based on the carrying amounts of the assets sold and liabilities assumed or released on the date of the divestiture and may be materially different than the loss noted herein. The pro forma presentations included herein should not be relied upon as indicative of the actual loss to be recorded.

(b) To adjust for asset sold and liabilities assumed or released as part of the divestiture.

(c) To adjust for stock-based compensation relating to stock options that vested upon closing of the divestiture. Actual behavior of Gran Tierra Energy’s Argentina business unit staff cannot be predicted but, as of the closing prices on the closing day, $4 million could be received in stock option proceeds relating to in the money options that vested on account of the closing.

(d) To eliminate production revenue, direct expenses and gains related to Gran Tierra Energy’s Argentina business unit.

(e) To eliminate a $30.8 million ceiling test impairment loss related to Gran Tierra Energy’s Argentina cost center.

(f) To eliminate a $25.7 million ceiling test impairment loss related to Gran Tierra Energy’s Argentina cost center.